UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2025

MEI Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41827	51-0407811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd., Suite 150
San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 858 369-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00000002 par value	MEIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On July 17, 2025, MEI Pharma, Inc. (the “Company”) entered into securities purchase agreements (the “Securities Purchase Agreements”) with certain investors (the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Purchasers in a private placement offering (the “Offering”) an aggregate of (i) 23,216,898 shares (the “Shares”) of common stock of the Company, par value $0.00000002 per share (the “Common Stock”), at an offering price of $3.42 per share, and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 6,022,869 shares of Common Stock (the “Pre-Funded Warrant Shares”) at an offering price of $3.4199 per Pre-Funded Warrant. Each of the Pre-Funded Warrants is exercisable for one share of Common Stock at the exercise price of $0.0001 per Pre-Funded Warrant Share, immediately exercisable, and may be exercised at any time until all of the Pre-Funded Warrants issued in the Offering are exercised in full. Each Purchaser’s ability to exercise its Pre-Funded Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein. The Offering closed on July 22, 2025 (the “Closing Date”).

Titan Partners Group LLC, a division of American Capital Partners, LLC (“Titan”) acted as the sole placement agent in connection with the Offering.

The Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares are being offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Pursuant to the Securities Purchase Agreements, the Company has agreed not to issue any shares of Common Stock or Common Stock equivalents, effect a reverse stock split, recapitalization, share consolidation, reclassification or similar transaction affecting the outstanding Common Stock, or file any registration statement, for a period of 60 days after the Closing Date, subject to certain customary exceptions, including the Company’s ability to sell additional shares of Common Stock in an at-the-market offering.

The Company intends to deliver the proceeds from the Offering to the Asset Manager (as defined below) on the Closing Date to be allocated to fund the acquisition of cryptocurrency and the establishment of the Company’s cryptocurrency treasury operations.

Placement Agency Agreement

The Company also entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Titan, dated July 17, 2025, pursuant to which Titan agreed to serve as the exclusive placement agent for the Company in connection with the Offering. The Company agreed to pay Titan a cash fee equal to 7.0% of the aggregate gross cash proceeds received in the Offering. The Company also agreed to issue Titan warrants (the “Placement Agent Warrants”) to purchase up to 1,169,591 shares of Common Stock (equal to 4.0% of the securities sold in the Offering) (the “Placement Agent Warrant Shares”), at an exercise price per share equal to $4.10, exercisable, in whole or in part, at any time and from time to time, for a period of five years from the date of issuance. In addition, the Company agreed to reimburse Titan for reasonable accountable expenses in an amount of $150,000, including legal fees in connection with the Offering. Pursuant to the Placement Agency Agreement, the Company agreed to securities issuance restrictions equivalent to the restriction contained in the Securities Purchase Agreements.

The Placement Agency Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions.

The Placement Agent Warrants and the Placement Agent Warrant Shares are being offered in reliance upon the exemption from the registration requirement of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Placement Agent Warrants and the Placement Agent Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Registration Rights Agreement

Concurrently with entering into the Securities Purchase Agreements and the Placement Agency Agreement, on July 17, 2025, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to file a registration statement (the “Resale Registration Statement”) within 15 days of the Closing Date, providing for the resale by the Purchasers of the Shares and Pre-Funded Warrant Shares, to have such registration statement declared effective within 30 days of its filing date (or 60 days, if the Securities and Exchange Commission conducts a full review), and to maintain the effectiveness of such registration statement until all securities registered thereunder (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

Asset Management Agreement

Additionally, on July 22, 2025 (the “AMA Effective Date”), the Company entered into an Asset Management Agreement (the “Asset Management Agreement”) with GSR Strategies LLC (the “Asset Manager”). The Asset Manager shall provide discretionary investment management services with respect to, among other assets (including without limitation certain subsequently raised funds), the Company’s proceeds from the Offering (the “Account Assets”) in accordance with the terms of the Asset Management Agreement. The Asset Manager will pursue a long-only investment strategy investing primarily in LiteCoin (the “LTC Strategy”). The custodians under the Asset Management Agreement will consist of Coinbase and other cryptocurrency wallet providers agreed to by the Company and the Asset Manager.

The Company shall pay the Asset Manager an asset-based fee (the “Asset-based Fee”) equal to 1.75% per annum of the Account Assets under management. The Asset-based Fee shall be calculated and invoiced to the Company by the Asset Manager in a commercially reasonable manner and in good faith, by reference to relevant prices on Coinbase taken at 12:00 UTC for each relevant day (or, where the relevant price is not available on Coinbase, by reference to CoinMarketCap). The Asset-based Fee shall be paid in shares of Common Stock (or Pre-Funded Warrants (the “GSR Pre-Funded Warrants”) to purchase shares of Common Stock (the “GSR Pre-Funded Warrant Shares”) in lieu thereof if the holdings of the Asset Manager (together with its affiliates) would exceed 4.99% of the issued and outstanding shares of Common Stock), with the number of shares of Common Stock or GSR Pre-Funded Warrants to be issued to be equal to the dollar amount of the Asset-based Fee being paid, divided by the average VWAP of the Common Stock for the 30 trading days ending with the trading day prior to the date that is the applicable 12-month anniversary of the Closing Date (the “Fee Reference Date”).

As compensation for services rendered by the Asset Manager under the Asset Management Agreement, initially, the Company shall issue warrants (the “GSR Warrants”) to the Asset Manager on the Closing Date to purchase 1,461,989 shares of Common Stock (the “GSR Warrant Shares”) at various exercise prices per share of Common Stock as follows: (i) 584,795 shares of Common Stock at an exercise price of $3.42 per share; (ii) 292,398 shares of Common Stock at an exercise price of $3.93 per share; (iii) 292,398 shares of Common Stock at an exercise price of $4.62 per share; and (iv) 292,398 shares of Common Stock at an exercise price of $5.13 per share. The GSR Warrants shall be exercisable, in whole or in part, at any time for a period of five years from the date of issuance.

The Asset Management Agreement will, unless terminated earlier in accordance with its terms, remain in effect until the tenth (10th) anniversary of the AMA Effective Date. Beginning on the first (1st) anniversary of the AMA Effective Date, the Asset Management Agreement may be terminated upon at least ninety (90) days prior written notice to the other party (i) by the Company upon a determination of its Board of Directors (the “Board”) to end the LTC Strategy, or (ii) by the Asset Manager for any reason. Additionally, the Asset Management Agreement may be terminated for cause (i) by the Company upon at least thirty (30) days prior written notice to the Asset Manager or (ii) by the Asset Manager upon at least sixty (60) days prior written notice to the Company.

The GSR Pre-Funded Warrants, GSR Pre-Funded Warrant Shares, GSR Warrants and the GSR Warrant Shares are being offered in reliance upon the exemption from the registration requirement of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the GSR Warrants and the GSR Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Side Letter

On July 22, 2025, the Company also entered into a Side Letter (the “Side Letter”) with GSR Strategies LLC (in such capacity, the “Investor”). Pursuant to the Side Letter, the Investor, a Purchaser in the Offering, will have the right to nominate one person to serve on the Board, who will be up for reelection at the Company’s annual meeting of stockholders for fiscal 2026 (the “Investor Director”).

Advisory Agreement

On July 22, 2025 (the “AA Effective Date”) the Company also entered into an Advisory Agreement (the “Advisory Agreement”) with Green Dragon Investments LLC (“Green Dragon”). Pursuant to the Advisory Agreement, Green Dragon will provide the Company with asset management services with respect to the Account Assets.

The Company shall pay Green Dragon an asset-based fee (the “Annual Advisory Fee”) in warrants (the “Advisory Warrants”) to purchase a number of shares of the Common Stock (“Advisory Warrant Shares”) equal to 0.75% per annum of the Account Assets for such year, as calculated in accordance with the Asset Management Agreement. Such calculations shall be made, and Advisory Warrants issued, as of the Fee Reference Date contemplated by the Asset Management Agreement. The number of Advisory Warrants to be issued for any given year shall be equal to the dollar amount of the Annual Advisory Fee for such year, divided by the average VWAP of the Common Stock for the 30 trading days ending with the trading day prior to the associated Fee Reference Date. The exercise price per share of the Advisory Warrants shall be set at a price equal to $0.0001. The Advisory Warrants shall be exercisable, in whole or in part, at any time for a period of five years from the date of issuance. The Advisory Warrants issued each year shall vest in four (4) equal installments on the Fee Reference Date on which they are issued, and then the succeeding three (3) month anniversaries thereof.

The Advisory Agreement will, unless terminated earlier in accordance with its terms, remain in effect until the tenth (10th) anniversary of the AA Effective Date. Either party may terminate the Advisory Agreement, with or without reason, by written notice to the other. The Advisory Agreement also contains customary confidentiality provisions.

The Advisory Warrants and the Advisory Warrant Shares are being offered in reliance upon the exemption from the registration requirement of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Advisory Warrants and the Advisory Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Strategic Advisor Agreement

On July 22, 2025, the Company also entered into a Strategic Advisor Agreement (the “Strategic Advisor Agreement”) with Green Grass Ventures (“GGV”). Pursuant to the Strategic Advisor Agreement, GGV will provide the Company with strategic advice and guidance relating to the private placement of equity and equity-linked securities in connection with a proposed cryptocurrency asset management strategy or transaction.

As compensation for services rendered by GGV under the Strategic Advisor Agreement, upon the closing of the Offering, the Company shall issue warrants (the “Strategic Advisor Warrants”) to GGV to purchase 438,597 shares of Common Stock (the “Strategic Advisor Warrant Shares”). The exercise price per share of the Strategic Advisor Warrants shall be set at a price equal to $4.10. The Warrants shall be exercisable, in whole or in part, at any time for a period of five years from the date of issuance.

The Strategic Advisor Agreement will, unless earlier terminated in accordance with its terms, continue in effect until the Strategic Advisor Warrants are issued on the Closing Date. The Strategic Advisor Agreement also contains customary representations and warranties, confidentiality provisions, and limitations on liability.

The Strategic Advisor Warrants and the Strategic Advisor Warrant Shares are being offered in reliance upon the exemption from the registration requirement of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Strategic Advisor Warrants and the Strategic Advisor Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The foregoing summaries of the form of Pre-Funded Warrants, form of Placement Agent Warrants, form of GSR Pre-Funded Warrants, form of GSR Warrants, form of Advisory Warrant, form of Strategic Advisor Warrants, form of Securities Purchase Agreements, Placement Agency Agreement, Registration Rights Agreement, Asset Management Agreement, Side Letter, Advisory Agreement and Strategic Advisor Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of those agreements, which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

Effective July 22, 2025, upon closing of the Offering, the parties to the Cooperation Agreement (as defined in Item 5.02 hereof) mutually agreed to terminate such Cooperation Agreement.
Item 3.02	Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 relating to the issuance of the Shares, the Pre-Funded Warrant Shares, the Placement Agent Warrant Shares, the GSR Warrant Shares, the Advisory Warrant Shares, and the Strategic Advisor Warrant Shares is hereby incorporated by reference into this Item 3.02.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2025, in accordance with that certain Cooperation Agreement, dated as of October 31, 2023, by and among the Company and, among others, Funicular Funds, LP, a Delaware limited partnership, Cable Car Capital LLC, a California limited liability company, Anson Funds Management LP, a Texas limited partnership, Anson Management GP LLC, a Texas limited liability company, and Anson Advisors Inc., a corporation formed under the laws of Ontario, Canada (the “Cooperation Agreement”), Taheer Datoo and James Flynn tendered their resignations from the Board upon the Investors (as defined in the Cooperation Agreement) ceasing to own the Minimum Ownership Amount (as defined in the Cooperation Agreement). The Board accepted the resignation of Taheer Datoo and rejected the resignation of James Flynn.

On July 22, 2025, the Board approved, subject to the closing of the Offering, the appointment of Charlie Lee to the Board as the Investor Director in accordance with the Side Letter. The Board believes Mr. Lee is qualified to serve on the Board due to his extensive experience in Litecoin and cryptocurrency.

Charlie Lee is the creator of Litecoin and Director of the Litecoin Foundation. Mr. Lee attended MIT where he graduated in 2000 with a Bachelors and Masters degree in Electrical Engineering and Computer Science. Prior to creating Litecoin, Mr. Lee was a Software Engineer at Google. In 2011, Mr. Lee created Litecoin in an effort to improve upon Bitcoin’s high fees, slower transaction times, and scalability issues. Mr. Lee went on to work for Coinbase where he became Director of Engineering before leaving the company in 2017 to focus on supporting the development of Litecoin full time. Mr. Lee is a beneficiary of Green Dragon Investments LLC, the advisor under the Advisory Agreement.

The foregoing summaries of the Asset Management Agreement, the Side Letter, the Advisory Agreement and the Strategic Advisor Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of those agreements, which are attached hereto as Exhibits 10.4, 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

On July 22, 2025, the Company entered into a Sales Agreement (the “Sales Agreement”) with Titan (in such capacity, the “Agent”), pursuant to which the Company may sell, from time to time, at its option, up to $100,000,000 in aggregate principal amount of an indeterminate amount of shares (the “ATM Shares”) of Common Stock, through the Agent, as the Company’s sales agent.

Any ATM Shares to be offered and sold under the Sales Agreement will be issued and sold (i) by methods deemed to be an “at-the-market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, or in negotiated transactions, if authorized by the Company, and (ii) pursuant to the Registration Statement on Form S-3 filed by the Company with the Securities and Exchange Commission on February 20, 2024 for an offering of up to $100,000,000 of various securities, including shares of the Company’s Common Stock, preferred stock, warrants, rights and/or units for sale to the public in one or more public offerings, which became effective on February 28, 2024 (the “Registration Statement”).

Subject to the terms of the Sales Agreement, the Agent will use reasonable efforts to sell the ATM Shares from time to time, based upon the Company’s instructions (including any price, time, or size limits or other customary parameters or conditions the Company may impose). The Company cannot provide any assurances that it will issue any ATM Shares pursuant to the Sales Agreement. The Company will pay the Agent a commission of 3.5% of the gross sales price of the ATM Shares sold pursuant to the Sales Agreement, if any. The Company has also agreed to provide the Agent with customary indemnification rights.

The offering of the ATM Shares will terminate upon the earliest of (a) the issuance and sale of all of the ATM Shares by the Agent on the terms and subject to the conditions set forth in the Sales Agreement and (b) the termination of the Sales Agreement by either of the parties thereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the ATM Shares nor shall there be any sale of the ATM Shares in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

On July 21, 2025, the Company delivered to JonesTrading Institutional Services LLC (“Jones”) written notice of termination (the “Termination Notice”) of the Capital on Demand™ Sales Agreement, dated February 20, 2024, by and between the Company and Jones (the “Terminated Sales Agreement”). In accordance with Section 10(e) thereof, the Terminated Sales Agreement terminated at the close of business on July 21, 2025, the date of the Termination Notice. As provided in the Terminated Sales Agreement, the Terminated Sales Agreement will terminate without liability of any party to any other party, except that certain provisions of the Terminated Sales Agreement identified therein shall remain in full force and effect notwithstanding the termination. The Company did not offer or sell any shares of Common Stock under the Terminated Sales Agreement.

              A copy of the Terminated Sales Agreement was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 21, 2024. The description of the Terminated Sales Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the filed agreement.

On July 18, 2025, the Company issued a press release announcing the Offering. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Sales Agreement by and between MEI Pharma, Inc. and Titan Partners Group LLC, a division of American Capital Partners, LLC, dated July 22, 2025
4.1	Form of Pre-Funded Warrant
4.2	Form of Placement Agent Warrant
4.3	Form of GSR Pre-Funded Warrant
4.4	Form of GSR Warrant
4.5	Form of Advisory Warrant
4.6	Form of Strategic Advisor Warrant
5.1	Opinion of Morgan, Lewis & Bockius LLP
10.1	Form of Securities Purchase Agreement, dated as of July 17, 2025, by and between MEI Pharma, Inc. and each Purchaser (as defined therein)
10.2	Placement Agency Agreement, dated July 17, 2025, by and between MEI Pharma, Inc. and Titan Partners Group LLC, a division of American Capital Partners, LLC
10.3	Form of Registration Rights Agreement, dated as of July 17, 2025, by and between MEI Pharma, Inc. and each Purchaser (as defined therein)
10.4	Asset Management Agreement, dated July 22, 2025, by and between MEI Pharma, Inc. and GSR Strategies LLC
10.5	Side Letter Agreement, dated July 22, 2025, by and between MEI Pharma, Inc. and GSR Strategies LLC
10.6	Advisory Agreement, dated July 22, 2025, by and between MEI Pharma, Inc. and Green Dragon Investments LLC
10.7	Strategic Advisor Agreement, dated July 22, 2025, by and between MEI Pharma, Inc. and Green Grass Ventures
99.1	Press Release dated July 18, 2025
104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

Date:	July 22, 2025	By:	/s/ Justin J. File
Justin J. File Acting Chief Executive Officer, Chief Financial Officer and Secretary